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                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                          FOOTHILL INDEPENDENT BANCORP
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                          FOOTHILL INDEPENDENT BANCORP
                             510 SOUTH GRAND AVENUE
                               GLENDORA, CA 91741


April 12, 2000


                               IMPORTANT REMINDER


Dear Fellow Shareholder:

We recently sent you a proxy statement, proxy card and supplement in connection with the Special Meeting of Shareholders of Foothill Independent Bancorp to be held on Tuesday, April 25, 2000 at 10 a.m., Pacific Time. We are asking shareholders to consider a proposal to change the Company's state of incorporation from California to Delaware and additional proposals that would make certain changes to our Articles of Incorporation and Bylaws. These proposals are described in detail in the proxy statement and supplement.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE PROPOSALS. NO MATTER HOW MANY OR HOW FEW SHARES YOU HOLD, YOUR VOTE IS VERY IMPORTANT.

IT IS IMPORATANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. EVEN IF YOU PLAN ON ATTENDING IN PERSON, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE YOUR SHARES BY TELEPHONE OR ON THE INTERENT. IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE CALL MACKENZIE PARTNERS, INC. AT (800) 322-2885.

Your participation in this vote is greatly appreciated.


                                    Sincerely,


                                    George E. Langley
                                    President and Chief Executive Officer